PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

      SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED JULY 26, 2000
                           (AS REVISED AUGUST 3, 2000)


                                                                February 8, 2001

Dear Investor,

         On February 8, 2001, the shareholders of PaineWebber Financial Services Growth Fund Inc. approved a new investment advisory and administration contract, a new sub-advisory contract, an amendment to the fund's fundamental investment limitations to change its status from diversified to non-diversified to provide the fund with increased investment flexibility, and a policy to permit Mitchell Hutchins and the fund's Board of Directors to appoint and replace sub-advisers and amend sub-advisory contracts without further shareholder approval.

         As a result of these new arrangements, the fund's Statement of Additional Information ("SAI") is revised as follows:

THE FIRST AND SECOND PARAGRAPHS OF THE COVER PAGE ARE REPLACED IN THEIR ENTIRETY BY THE FOLLOWING:

                  PaineWebber Financial Services Growth Fund Inc. is a non-diversified, professionally managed, open-end management investment company organized as a Maryland corporation ("Corporation").

                  Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), serves as the investment adviser, administrator and distributor for the fund. Mitchell Hutchins has appointed an affiliated investment adviser, DSI International Management, Inc. ("DSI" or "sub-adviser"), to serve as sub-adviser for the fund's investments. As distributor for the fund, Mitchell Hutchins has appointed PaineWebber to serve as dealer for the sale of fund shares.

THE NAME "MITCHELL HUTCHINS" IN THE SECTIONS CAPTIONED "THE FUND AND ITS INVESTMENT POLICIES," "THE FUND'S INVESTMENT POLICIES, RELATED RISKS AND LIMITATIONS," "STRATEGIES USING DERIVATIVE INSTRUMENTS" AND "PORTFOLIO TRANSACTIONS" IS REPLACED BY THE PHRASE "THE SUB-ADVISER" EXCEPT IN THE SECTION CAPTIONED "LENDING OF PORTFOLIO SECURITIES" ON P. 9.

IN THE SECTION CAPTIONED "THE FUND'S INVESTMENT POLICIES, RELATED RISKS AND LIMITATIONS - INVESTMENT LIMITATIONS OF THE FUND," THE LAST SENTENCE OF THE FIFTH PARAGRAPH ON P. 10 IS REPLACED BY THE FOLLOWING:

                  With regard to the borrowings limitation in fundamental limitation (2), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

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IN THE SECTION CAPTIONED "THE FUND'S INVESTMENT POLICIES, RELATED RISKS AND
LIMITATIONS - INVESTMENT LIMITATIONS OF THE FUND," FUNDAMENTAL LIMITATION NUMBER
(1) ON P. 10 IS DELETED IN ITS ENTIRETY AND THE REMAINING FUNDAMENTAL LIMITATIONS ON PP. 10-11 NUMBERED (2), (3), (4), (5), (6) AND (7), RESPECTIVELY, ARE RE-NUMBERED (1) (2) (3) (4) (5) AND (6), RESPECTIVELY.

IN THE SECTION CAPTIONED "INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS -- INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS," THE FOLLOWING PARAGRAPHS ARE INSERTED AFTER THE THIRD PARAGRAPH ON P. 28:

                  The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers but does not require Mitchell Hutchins to do so. Under a sub-advisory contract between Mitchell Hutchins and DSI ("Sub-Advisory Contract"), DSI serves as sub-adviser for the fund. Under the Sub-Advisory Contract, Mitchell Hutchins (not the fund) pays DSI a fee in the annual amount of 0.35% of the fund's average daily net assets.

                  Under the Sub-Advisory Contract, DSI will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to any of them to which DSI would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

                  The Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' notice to DSI, or by DSI on 120 days' notice to Mitchell Hutchins. The Sub-Advisory Contract also may be terminated by Mitchell Hutchins (1) upon material breach by DSI of its representations and warranties, which breach shall not have been cured within a 20 day period after the notice of such breach, (2) if DSI becomes unable to discharge its duties and obligations under the Sub-Advisory Contract; or (3) upon 120 days' notice to DSI.

IN THE SECTION CAPTIONED "INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS -- INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS," THE FIRST PARAGRAPH ON P. 29 IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

                  PERSONAL TRADING POLICIES. The fund, Mitchell Hutchins and DSI each have adopted a code of ethics under rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

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